[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.69

December 22, 2003

Amphora Discover Corp.
800 - 4 Capitola Drive
Durham, NC  27713
Attention: Dr. Martin Haslanger

RE: The Modification Agreement, dated December 12, 2002, by and between Caliper Technologies Corp. ("Caliper") and Amphora Discovery Corp. ("Amphora") (the "Agreement")

Dear Dr. Haslanger:

Pursuant to recent discussions between Caliper and Amphora, this letter agreement (the "Letter Agreement") sets forth certain terms and conditions which shall amend and supercede the Agreement. Capitalized terms used but not defined in this Letter Agreement shall have the meanings assigned to them in the Agreement.

Amphora and Caliper hereby agree:

1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following:

     "Pursuant to Section 2.2.2 of the LabChip Solutions Agreement, Amphora is obligated, among other things, to purchase an additional eleven Instrument Systems prior to December 31, 2002. Prior to the date of this Agreement, Amphora has purchased ten of such Instrument Systems. Upon the effectiveness of this Agreement pursuant to Section 8 below, Amphora's obligation to purchase the one remaining Instrument System shall be converted to an obligation to purchase, by no later than June 30, 2004, Products (as defined in the LabChip Solutions Agreement) from Caliper with an aggregate invoice price of no less than [ * ]. As part of its fulfillment of the foregoing obligation, Amphora shall purchase one "beta" version 300 Instrument System WITH [ * ]. The price for such instrument shall be [ * ]."

2. Except as set forth in this Letter Agreement, the Agreement remains unmodified and in full force and effect and is hereby ratified and affirmed; provided however, that in the event of any conflict or inconsistency between any term of this Letter Agreement and the Agreement, the terms of this Letter Agreement shall control.

Please indicate your agreement to the terms of this Letter Agreement by signing where indicated below.

Sincerely,

CALIPER TECHNOLOGIES CORP.

By: /s/ Stephen Creager
    -------------------------------
    Name: Stephen Creager
    Title: Vice President & General Counsel

ACCEPTED AND AGREED
as of the date first set forth above:

AMPHORA DISCOVERY CORP.

By: /s/ Martin F. Haslanger
    -------------------------------------
     Name: Martin F. Haslanger, Ph.D.
     Title: President and CEO

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.